EXHIBIT 3(C)




                            SECOND DEED OF AMENDMENT

                                     between

                    TXU AUSTRALIA HOLDINGS (AGP) PTY LIMITED

                                (ACN 086 014 931)

                         TXU AUSTRALIA (LP) NO.1 LIMITED

                                  (No. 3679715)

                               (ARBN 086 406 733)

                         TXU AUSTRALIA (LP) NO.2 LIMITED

                                  (No. 3679712)

                               (ARBN 086 406 724)





                                BAKER & MC.KENZIE
                                   Solicitors

Level 39, Rialto                                  Level 26, AMP Centre
525 Collins Street                                50 Bridge Street
MELBOURNE  VIC  3000                              SYDNEY  NSW  2000
Tel: (03) 9617-4200                               Tel: (02) 9225-0200
Fax: (03) 9614-2103                               Fax: (02) 9223-7711


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                            SECOND DEED OF AMENDMENT

THIS DEED is made on the 16th day of May, 2000.

BETWEEN

TXU AUSTRALIA HOLDINGS (AGP) PTY LIMITED (ACN 086 014 931) of Level 17, 452 Flinders Street, Melbourne, Victoria 3000;

TXU AUSTRALIA (LP) NO.1 LIMITED (No. 3679715) (ARBN 086 406 733) of Kempson House, Camomile Street, London, EC3A 7AN;

AND

TXU AUSTRALIA (LP) NO.2 LIMITED (No. 3679712) (ARBN 086 406 724) of Kempson House, Camomile Street, London, EC3A 7AN.

(collectively the "Partners").


RECITALS

A. The Partners have previously entered into a Limited Partnership Deed ("the Partnership Deed") dated 27 January 1999 and a Deed of Amendment dated 23 February 1999.

B. The Partners have agreed to make the following amendments to the Partnership Deed.


OPERATIVE PROVISIONS
--------------------------------------------------------------------------------
1.   AMENDMENTS TO PARTNERSHIP DEED
--------------------------------------------------------------------------------

With effect on and from 8 December 1999, the Partnership Deed shall be amended as follows:

(a)  Clause 12.1 (c) is deleted and the following is inserted in its place:

          "The Partnership shall dissolve and commence winding up and liquidating 90 days after an Insolvency Event occurring in respect of a Partner, provided however, a dissolution shall not occur, and the Partnership shall not be required to be wound up or liquidated, if, within 90 days after such Insolvency Event, the General Partner gives notice in writing to all Partners of the continuation of the Partnership, at a time when there is at least one general partner and


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          one limited partner (none of which is the subject of an Insolvency
          Event) to continue the Partnership Business."

(b) Replace the Schedule to the Partnership Deed, with the Schedule set out below, representing an additional capital contribution by the Partners of:


          General Partner                         $180,000.00

          Partner 1                            $17,910,000.00

          Partner 2                            $17,910,000.00


                                    SCHEDULE

                                PARTNER INTERESTS

                                OWNERSHIP PERCENTAGE       CAPITAL CONTRIBUTION

          General Partner               0.5%                      $180,001.00

          Partner 1                    49.75%                 $480,410,000.00

          Partner 2                    49.75%                 $480,410,000.00


EXECUTED as a Deed.


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SIGNED, SEALED AND DELIVERED             )
for and on behalf of                     )
TXU AUSTRALIA HOLDINGS (AGP) PTY         )
LTD                                      )
by a duly appointed attorney             )
in the presence of:                      )


Venita Dimos (signed)                        Theo Kindynis (signed)
----------------------------------           ----------------------------------
Signature of Witness                         Signature of Attorney (I have no
                                             notice of revocation of the power
                                             of attorney under which I sign this
                                             document)


Venita Dimos                                 Theo Kindynis
----------------------------------           ----------------------------------
Name of Witness (please print)               Name of Attorney (please print)


SIGNED, SEALED AND DELIVERED             )
for and on behalf of                     )
TXU AUSTRALIA (LP) NO.1 LIMITED          )
by a duly appointed attorney             )
in the presence of:                      )


Venita Dimos (signed)                        Theo Kindynis (signed)
----------------------------------           ----------------------------------
Signature of Witness                         Signature of Attorney (I have no
                                             notice of revocation of the power
                                             of attorney under which I sign this
                                             document)


Venita Dimos                                 Theo Kindynis
----------------------------------           ----------------------------------
Name of Witness(please print)                Name of Attorney (please print)


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


SIGNED, SEALED AND DELIVERED             )
for and on behalf of                     )
TXU AUSTRALIA (LP) NO.2 LIMITED          )
by a duly appointed attorney             )
in the presence of:                      )


Venita Dimos (signed)                        Theo Kindynis (signed)
----------------------------------           ----------------------------------
Signature of Witness                         Signature of Attorney (I have no
                                             notice of revocation of the power
                                             of attorney under which I sign this
                                             document)


Venita Dimos                                 Theo Kindynis
----------------------------------           ----------------------------------
Name of Witness (please print)               Name of Attorney (please print)


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